PROSPECTUS SUPPLEMENT
NORTHERN FUNDS — MULTI-MANAGER FUNDS
Supplement Effective July 31, 2007 through August 3, 2007 to Prospectus dated July 31, 2007

The following paragraphs are added to the “Fund Management — Multi-Manager International Equity Fund” section on page 18 of the prospectus:
Nicholas-Applegate Capital Management, LLC (“Nicholas-Applegate”). Nicholas-Applegate has managed a portion of the Fund since June 2006. Nicholas-Applegate is located at 600 West Broadway, San Diego, California and was founded in 1984.
On July 2, 2007, the portfolio managers who had been managing the Multi-Manager International Equity Fund for Nicholas-Applegate left the firm and joined UBS Global Asset Management (Americas) Inc. (“UBS”). UBS is located at UBS Tower, One North Wacker Drive, Chicago, IL 60606.
Since the date of their departure, the Chief Investment Officer of Nicholas-Applegate, Horacio Valeiras, and Perdro Marcal, Senior Vice President and Portfolio Manager, have been managing the assets of the Fund allocated to Nicholas-Applegate. Mr. Valeiras has been the Chief Investment Officer of Nicholas-Applegate since 2002 and is the lead portfolio manager on Nicholas-Applegate’s international large cap growth strategy. Mr. Marcal joined Nicholas-Applegate in 1994 and has lead portfolio management and research responsibilities for the Global Equities team.
Nicholas-Applegate employs an aggressive growth strategy, seeking to find companies with accelerating earnings due to a fundamental change in their business.
The Sub-Advisory Agreement with Nicholas-Applegate will be terminated as of August 3, 2007.
The following paragraphs are added to the “Fund Management — Multi-Manager Small Cap Fund” section on page 19 of the prospectus:
NorthPointe Capital, LLC (“NorthPointe”). NorthPointe has managed a portion of the Fund since June 2006. NorthPointe is located at 101 West Big Beaver Road, Troy, Michigan and was founded in 1999. As of June 30, 2007, NorthPointe had assets under management of approximately $3.640 billion. A team is primarily responsible for the management of the portion of the Fund managed by NorthPointe. Karl Knas is lead Portfolio Manager and primarily responsible for the day-to-day management of the Fund. Mr. Knas has been a Portfolio Manager with NorthPointe since January 2004, and was a Research Analyst with NorthPointe from February 2003 to January 2004. Prior to that, Mr. Knas was a Research Analyst at Soundview Technology Group from August 2001 to February 2003. The remaining members of the team, Carl P. Wilk and Robert D. Glise, assist with stock selection for the Fund. Mr. Wilk is a Portfolio Manager with NorthPointe. He joined NorthPointe in 2002 and has managed the NorthPointe Smid Cap Growth strategy since its inception. Mr. Glise has served as a Portfolio Manager at NorthPointe since April 2002. NorthPointe uses a bottom-up investment approach to identify companies in the small and medium capitalization ranges growing at an excess of 15% and selling at a discount to their long-term growth rate.
The Sub-Advisory Agreement with NorthPointe will be terminated as of August 3, 2007 and all fund assets managed by NorthPointe will be re-allocated to the other Multi-Manager Small Cap Fund sub-advisers.

50 South LaSalle
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
northernfunds.com